SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                              John W. Kellogg, Esq.
                              Rachana Sastry, Esq.
                  Friedlob Sanderson Paulson & Tourtillott, LLC
                               1400 Glenarm Place
                             Denver, Colorado 80111
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                            ENGLEWOOD, COLORADO 80111


--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 20, 2001
--------------------------------------------------------------------------------



                                                               November 26, 2001


To the Stockholders of Equitex, Inc.

         An Annual Meeting of Stockholders of Equitex, Inc., a Delaware corporation, will be held at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC located at 1400 Glenarm Place, Third Floor, Denver, Colorado, on December 20, 2001 at 9:00 a.m. Mountain Standard Time, to consider and take action on the following matters:


         1. The election of six directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

         2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.


         Stockholders holding shares of common stock of record at the closing of business on November 21, 2001, will be entitled to receive notice of and vote at the meeting.

         Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in this proxy statement.


                                           By Order of the Board of Directors:

                                           Thomas B. Olson
                                           Secretary


         YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                             Your vote is important.

                                  EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                            ENGLEWOOD, COLORADO 80111
--------------------------------------------------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                December 20, 2001

--------------------------------------------------------------------------------


To our Stockholders:

         This proxy statement is furnished to stockholders of Equitex, Inc., a Delaware corporation in connection with the solicitation of proxies by and on behalf of Equitex's board of directors for use at the Annual Meeting of Stockholders of Equitex to be held on December 20, 2001 at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC located at 1400 Glenarm Place, Third Floor, Denver, Colorado, at the time and for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, the accompanying proxy card and the notice of annual meeting, hereinafter referred to as the proxy materials, will be first sent to stockholders on or about November 26, 2001.

                              AVAILABLE INFORMATION

         Equitex is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information filed with the Securities and Exchange Commission can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Securities and Exchange Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Securities and Exchange Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by Equitex with the Securities and Exchange Commission which can be accessed over the Internet at http://www.sec.gov.

GENERAL INFORMATION

         As of the close of business on November 21, 2001, the record date for entitlement to notice of an vote at the annual meeting, Equitex had outstanding 18,564,354 shares of common stock, $.02 par value per share. The presence, in person or by proxy, of holders of one-third of the shares of common stock entitled to vote at the annual meeting constitutes a quorum for the transaction of business at the annual meeting.

         Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting.

         Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. As to any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, said shares will not be counted as voting on a particular matter.

         A stockholder who gives a proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the secretary of Equitex, by filing another proxy with the secretary or by attending the annual meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

         Equitex will bear the cost of the solicitation. In addition to solicitation by mail, Equitex will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of Equitex's common stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         Set forth below is certain information as of October 31, 2001, with respect to ownership of Equitex's common stock held of record or beneficially by
(i) Equitex's executive officers, (ii) each director of Equitex, (iii) each person who owns beneficially more than five percent of Equitex's outstanding common stock; and (iv) all directors and executive officers as a group:

                                                                    Shares of
                              Shares of         Shares of           Common
                              Common            Common Stock        Stock                               Percentage of
Name and Address of           Stock Owned       Underlying          Underlying                          Common Stock
Beneficial Owner              (1)               Options (1)         Warrants (1)       Total            Owned (6)
---------------------------------------------------------------------------------------------------------------------
Henry Fong                   777,875 (3)         945,700 (2)           49,239        1,772,814              9.61%
7315 East Peakview Ave.
Englewood, CO 80111

Russell L. Casement              121,795         365,900 (4)              759          488,454              2.65%
1355 S. Colorado Blvd.,
Suite 320
Denver, CO   80222

Aaron A. Grunfeld                 32,700         379,500 (5)                0          412,200              2.23%
10390 Santa Monica
Blvd., Fourth Floor
Los Angeles, CA   90025

Joseph W. Hovorka                  4,477              11,000              477           15,954              0.09%
1930 S. Kearney Way
Denver, CO 80224

Thomas Olson                      19,000              66,300                0           85,300              0.46%
7315 East Peakview
Avenue
Englewood, CO 80111

James P. Welbourn                 21,634                   0                0           21,634              0.12%
11100 Wayzata Blvd.
Suite 111
Minnetonka, MN 55305

Scott A. Lucas                 1,088,367                   0          579,001        1,667,368              9.04%
934 Skye Lane
Palm Harbor, Florida
34683

Charles R. Darst                 902,097                   0          468,026        1,370,123              7.43%
734 Weadon Drive
Clearwater, FL 34625

Dia Erickson                     896,897                   0          468,026        1,364,923              7.40%
2196 Feather Sound Dr.
Clearwater, FL 33762

All officers and               2,065,848           1,768,400          629,476        4,463,724             24.19%
directors as a group
(seven persons)
----------------

(1)      The beneficial owners exercise sole voting and investment power.
(2)      Shares underlying options granted under the 1999 Stock Option Plan.

(3) Shares owned by a corporation in which Mr. Fong is an officer and director.
(4) Includes 36,400 shares underlying options granted under our 1993 Stock Option Plan for Non-Employee Directors and 329,500 shares underlying options granted under the 1999 Stock Option Plan.
(5) Includes 50,000 shares underlying options granted under our 1993 Stock Option Plan for Non-Employee Directors and 329,500 shares underlying options granted under our 1999 Stock Option Plan.
(6) As of October 31, 2001, 18,449,188 shares of Equitex's common stock were outstanding.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The following six persons are to be elected as directors of Equitex for a term of one year and until the election and qualification of their successors:
Henry Fong, Russell L. Casement, Aaron A Grunfeld, Joseph W. Hovorka, Scott A. Lucas and James P. Welbourn. These six directors will constitute the entire board of directors. The persons named in the proxy intend to vote for Messrs. Fong, Casement, Grunfeld, Hovorka, Lucas and Welbourn who have been recommended for election by the board of directors unless a stockholder withholds authority to vote for any or all of the nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

VOTE REQUIRED

         A majority of the votes cast at the meeting by stockholder entitled to vote thereon will be required for election to the board of directors.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS

         HENRY FONG, Age 65

         Mr. Fong has been the president, treasurer and a director of Equitex since its inception. Since 1999 Mr. Fong has been a director of iGenisys, Inc., a business project management software company which is presently working to complete its initial public offering. Since December 2000, Mr. Fong has been a director of Popmail.com, Inc., a publicly traded Internet marketing company. From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f/k/a Roadmaster Industries, Inc.) a publicly held investee of us and was its president and treasurer from 1987 to 1996. Subsequent to Mr. Fong's departure from RDM, it filed Chapter 11 bankruptcy petitions for RDM and all of its subsidiaries with the U.S. Bankruptcy Court for the Northern District of Georgia on August 29, 1997. From July 1996 to October 1997, Mr. Fong was a director of IntraNet Solutions, Inc., a publicly-held investee company which provides internet/intranet solutions to Fortune 1000 companies and was the chairman of the board and treasurer of its predecessor company, MacGregor Sports and Fitness, Inc. from February 1991 until the two companies merged in July 1996. From January 1993 to January 20, 1999, Mr. Fong was chairman of the board and chief executive officer of California Pro Sports, Inc., a publicly traded manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."

         THOMAS B. OLSON, Age 35

         Mr. Olson has been secretary of Equitex since January 1988. From February 1990 to February 2000, Mr. Olson was a director, and from May 1994 to February 2000 secretary, of Immune Response, Inc. a publicly held investee of Equitex which merged with Opticon Medical, Inc., in February 2000. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

         AARON A. GRUNFELD, Age 54

         Mr. Grunfeld has been a director of Equitex since November 1991. Mr. Grunfeld has been engaged in the practice of law for the past 28 years and has been of counsel to the firm of Resch Polster Alpert & Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.

         RUSSELL L. CASEMENT, Age 57

         Dr. Casement has been a director of Equitex since February 1989. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

         JOSEPH W. HOVORKA, Age 71

         Mr. Hovorka became a director of Equitex on June 21, 2001. From September 1987 to February 2000, Mr. Hovorka was a director, and from February 1990 to February 2000 was president, chief executive officer, chief financial officer, and treasurer of Immune Response, Inc., a publicly-held company which merged with Opticon Medical, Inc. in February 2000. From 1989 to 1993, Mr. Hovorka served as president, chief operating officer, and treasurer and was a director of William's Controls, Inc., a publicly-held manufacturer of pneumatic, electronic and hydraulic controls for trucks, buses, mining, construction and refuse collection vehicles. Mr. Hovorka also served as president and was a director of Enercorp, Inc., a publicly-held investment company from July 1986 until June 1993. From September 1990 until June 1993 Mr. Hovorka served as president and was a director of Ajay Sports, Inc., a publicly-traded manufacturer of golf bags and accessories. Mr. Hovorka had been engaged in commercial and business banking for over thirty years.

         SCOTT A. LUCAS, Age 50

         Mr. Lucas has been a director of Key Financial Systems, Inc. and Nova Financial Systems, Inc. since their inception. Since September of 1998 he has served as president of Key Financial Systems, Inc. He has served in the same capacities for Nova Financial Systems, Inc. since its inception. From 1993 through 1997 Mr. Lucas held various executive management positions with First National Bank of Marin and its affiliates. In all, Mr. Lucas has more than 26 years experience in the financial services industry, where he has held positions as president, chief operations officer, chief financial officer, vice president and other management positions in banking and insurance. Mr. Lucas received a B.S. in Business Administration from the University of California, Berkeley in 1973.

         JAMES P. WELBOURN, Age 52

         Mr. Welbourn has been the chief executive officer, president and director of Chex Services, Inc., since June of 1992. On September 5, 2001, Equitex signed a definitive agreement to acquire Chex Services, Inc., which is expected to close on or before November 30, 2001. Chex Services, Inc., is a privately-held company that provides cash access products and services to the entertainment and hospitality industries. From 1971 through 1985, Mr. Welbourn held various positions at AT&T, where he last served as District Manager for New Product Introductions. From 1985 through 1992 Mr. Welbourn served as president of Gamest, Inc., a specialty retailing company. Prior to joining Chex Services, Mr. Welbourne provided financial consulting services to emerging companies in various industries from 1989 through 1992. Mr. Welbourn has consistently been awarded the distinction of "Honored Professional" in the National Register's Who's Who in Executives and Professionals from 1996 through 2002. Mr. Welbourn received a B.A. in Speech Education from Marquette University in 1971 and an M.B.A. in Organizational Development from George Williams College in 1985.

MEETINGS OF THE BOARD OF DIRECTORS

         During the last full fiscal year, Equitex held four meetings of the board of directors and took action through unanimous consent on seven separate occasions.

AUDIT AND NOMINATING COMMITTEES

         Equitex has appointed an audit committee currently consisting of Dr. Casement as chairman, Mr. Hovorka and Mr. Grunfeld. All members of the audit committee are independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Equitex does not have a nominating committee of the board of directors, or any other committees performing similar functions.

         The audit committee has a written charter, which was filed as Exhibit A to the 2000 Annual Meeting Proxy Statement, as filed with the Securities and Exchange Commission on November 30, 2000 (File No. 000- 13374). The audit committee reviews and approves the scope of the annual audit undertaken by Equitex's independent public accountants and meets with them as necessary to review the progress and results of their work as well as any recommendations they may make. The audit committee also reviews the fees of the independent public accountants and recommends to the board of directors the appointment of independent public accountants. In connection with the internal accounting controls of Equitex, the audit committee reviews internal control and reporting systems in conjunction with management and the accountants.

         During the year ended December 31, 2000, the audit committee formally met three times.

REPORT OF AUDIT COMMITTEE

         The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. The audit committee has reviewed and discussed the financial information for the quarters ending March 31, 2000, June 30, 2000 and September 30, 2000, as well as the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 with management of Equitex. In accordance with its charter, the audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management of Equitex. The audit committee recommended to the board of directors that the audited financial statements be included in Equitex's annual report on Form 10-K/A for the year ended December 31, 2000.

                                                            Russell L. Casement
                                                            Aaron A. Grunfeld
                                                            Joseph W. Hovorka

COMPENSATION COMMITTEE

         Equitex has appointed a compensation committee currently consisting of Mr. Grunfeld as chairman and Dr. Casement.

         The compensation committee reviews Equitex's compensation arrangements as necessary and makes recommendations to the board of directors.

         During the year ended December 31, 2000, the compensation committee and took action through unanimous written consent on one occasion.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In January, 1998, the compensation committee of Equitex's board of directors retained an independent consultant to review the president's compensation. The compensation committee directed the consultant to review both the president's salary and bonus structure. The independent consultant analyzed the compensation structure of Equitex and compared it to the compensation structures of companies similar to Equitex. The consultant recommended no change in the president's salary. The consultant did recommend a change in the bonus component of the president's compensation from one based solely on the assets of Equitex, to one based primarily on increases in the market value of Equitex's common stock. The compensation committee agreed and directed the consultant to provide a recommendation, based on its research, for a bonus plan tied to Equitex's market performance.

         As a result of that further review, the consultant recommended an annual bonus plan equaling 1% of Equitex's total assets combined with 5% of the increase in the market value of Equitex's common stock not held by Equitex's president. The bonus is calculated and paid quarterly from January 1 to December 31 of any fiscal year based on a formula provided by the consultant. The compensation committee feels this compensation arrangement, tied primarily to the market performance of Equitex's common stock while including incentives for increases in assets, is the most equitable method for compensating Equitex's president. This provides a quantitative measure on which to reward the president's performance, by directly emphasizing market performance, which correlates directly with the expectations and goals of Equitex and its stockholders.

         During 2000, the compensation committee reviewed the compensation structure and determined no changes should be made. Although this plan was instituted during the period in which Equitex was operating as a business development company, the compensation committee feels it is no less valid under the operating company structure. In reviewing any issues related to that change, the compensation committee determined the 1% bonus based on total assets would be paid based upon Equitex's assets prior to consolidation with any subsidiary. No further refinements were warranted.

                                                           Aaron A. Grunfeld
                                                           Russell L. Casement

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Henry Fong, the president of Equitex and the only officer of Equitex whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2000, received an annual salary of $183,013. In January, 1998, the compensation committee of Equitex's board of directors retained an independent consultant to review the president's compensation. As a result of that review, a new compensation arrangement was instituted based on recommendations made by the independent consultant. In addition to Mr. Fong's annual salary, beginning January 1, 1998, Mr. Fong is to receive an annual bonus equaling 1% of Equitex's total assets combined with 5% of the increase in the market value of Equitex's common stock calculated quarterly from January 1 to December 31 of any fiscal year. If there is a negative computation in any given quarter, no bonus is paid and that negative amount is carried forward to offset the subsequent quarter's bonus during the fiscal year. Negative amounts will not be accumulated nor carried into subsequent fiscal years. During the year ended December 31, 2000, this bonus totaled $161,668

         On April 1, 1992, Equitex obtained a life insurance policy with retirement benefits for Mr. Fong which pays his beneficiary $2,600,000 in the event of Mr. Fong's death or provides for retirement benefits for Mr. Fong upon his retirement at or after age 65 utilizing the cash value of the policy at that time. This benefit is being provided to Mr. Fong in consideration of his 17 years of service to Equitex and in anticipation of his serving Equitex until retirement. Equitex has no other retirement or pension plan for Mr. Fong. The annual premium on this policy is $105,414 per year and may be considered other future compensation to Mr. Fong. For the year ended December 31, 2000, $105,414 was paid toward the policy and an additional $59,586 was paid to Mr. Fong for deferred income taxes on the policy. Concurrently, Equitex obtained a Key-man Life Insurance policy which pays Equitex $3,000,000 in the event of Mr. Fong's death. Equitex paid $27,846 on this policy in 2000 which is not considered compensation to Mr. Fong.

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation paid to the officers of Equitex during the years ended December 31, 2000, 1999 and 1998:


                           SUMMARY COMPENSATION TABLE

                            Annual Compensation Awards          Long-Term
                         -----------------------------------   Compensation
                                                   Other                            All
Name &                                             Annual                          Other
Principal                Salary      Bonus      Compensation      Options      Compensation
Position        Year      ($)         ($)           ($)          & SARs(#)          ($)
--------        ----      ---         ---           ---          ---------          ---
Henry Fong      2000    183,013     161,668         -0-           476,000       165,000(1)
President,
Treasurer
Principal       1999    183,013     883,164         -0-           469,700       165,000(1)
Executive
Officer and
Accounting      1998    183,013    1,208,042        -0-           469,655       165,000(1)
Officer

(1) Includes payments and tax liability on the life insurance policy as discussed above in "Compensation of Directors and Executive Officers."


                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                     GRANT DATE
                          INDIVIDUAL GRANTS                             VALUE
(a)              (b)             (c)             (d)       (e)           (f)
              Number of
             Securities    Percent of total
             Underlying     options/ SARs     Exercise                  Grant
              Options/        granted to       of Base                  Date
                SARs         employees in       Price   Expiration     Present
Name         Granted (#)     Fiscal Year       ($/Sh)      Date       Value($)
----         -----------     -----------       ------      ----       --------
Henry Fong     476,000           74%            $5.50   4/17/2005   2,588,488(1)

(1) Represents the value of the stock options based upon the closing stock price of Equitex's common stock ($5.438) on the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN 2000 AND FY-END OPTION/SAR VALUES

                                               Number of
                                              Securities         Value of
                                              Underlying       Unexercised
                                              Unexercised      In-the-Money
                                             Options/SARs      Options/SARs
                 Shares                      at FY-End (#)    at FY-End (#)
              Acquired on        Value       Exercisable/      Exercisable/
Name          Exercise (#)    Realized ($)   Unexercisable    Unexercisable
----          ------------    ------------   -------------    -------------

Henry Fong        -0-             -0-         945,700/-0-        $-0-/-0-


PERFORMANCE GRAPH

                   12/30/1995   12/29/1996   12/31/1997    12/31/1998   12/31/1999    12/31/2000
------------------------------------------------------------------------------------------------
Nasdaq US              100.00       123.04       150.69        212.51       394.92        237.62
Nasdaq Financial       100.00       128.36       196.31        190.73       189.46        207.03
Equitex                100.00        69.07        30.97        261.90       304.76        183.35


COMPENSATION OF DIRECTORS

        Each independent member of Equitex's board of directors, Messrs. Russell
L. Casement and Aaron A. Grunfeld, receive $10,000 per year payable monthly and $500 for each Board of Director's meeting attended either in person or by telephone. For the year ended December 31, 2000, Messrs. Casement and Grunfeld each received a total of $12,000. Members of the board of directors also receive reimbursement for expenses incurred in attending board meetings.

1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        Equitex has adopted the 1993 Stock Option Plan for Non-Employee Directors, hereinafter referred to as the directors' plan, reserving an aggregate of 250,000 shares of common stock for issuance pursuant to the exercise of stock options, which may be granted to non-employee directors of Equitex. On July 5, 1995, an order was issued by the Securities and Exchange Commission authorizing the directors' plan and the options granted thereunder. The directors' plan is for a ten-year term commencing July 5, 1995, hereinafter referred to as the effective date. Each non-employee director automatically, as of the effective date, was granted an option to purchase 50,000 shares of common stock at $3.00 per share. Thereafter, each director who first becomes a non-employee director shall automatically, as of the date 90 days following the date such person becomes a non-employee director, be granted an option to purchase 50,000 shares of common stock. No additional options can be granted under the directors' plan except to an individual who first becomes a non-employee director after the effective date. No discretionary grants can be made under the directors' plan.

        On June 2, 1998, Equitex's board of directors authorized the granting of 75,000 options to purchase common stock of Equitex to each of Equitex's two independent directors at $3.19 per share for a period of five years. The grant of these options was contingent upon Equitex's successful withdrawal as a business development company. After obtaining the necessary vote of the stockholders to change the business of Equitex, Equitex on January 4, 1999 withdrew its election to be treated as a business development company as defined in the Investment Company Act of 1940.

1999 STOCK OPTION PLAN

        On January 5, 1999, Equitex's board of directors adopted a new stock option plan, the 1999 Stock Option Plan. On January 5, 1999, Equitex's two independent directors each received options to purchase 158,700 shares of Equitex's common stock at an exercise price of $6.75 per share expiring on January 5, 2004. These options were granted in lieu of the 75,000 options at $3.19 per share, which were cancelled. In addition, each director received 86,800 options to purchase 86,800 shares of Equitex's common stock at an exercise price of $6.75 per share under the 1999 Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        On April 1, 1992, Equitex obtained a life insurance policy on Equitex's president, Henry Fong, which policy provides for a payment to Mr. Fong's beneficiary of $2,600,000 in the event of his death or a retirement benefit to Mr. Fong consisting of the cash value of the policy upon Mr. Fong's retirement from Equitex at or after age 65. Equitex has no other compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with Equitex. Equitex has no plan or arrangement with respect to any such persons which will result from a change in control of Equitex or a change in the individual's responsibilities following a change in control.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, hereinafter referred to as Section 16, requires Equitex's officers, directors and persons who own more than ten percent of Equitex's voting securities to file reports of their ownership and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission regulations also require that such persons provide Equitex with copies of all Section 16 reports they file. Based solely upon its review of such reports received by Equitex, or written representations from certain persons that they were not required to file any reports under Section 16, Equitex believes that, during 2000, its officers and directors have complied with all Section 16 filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        During the years 2000 and 2001, Equitex's president and corporations in which he is the sole officer and director, loaned Equitex a total of $942,500 of which $291,077 was repaid as of August 6, 2001. The remaining principal balance of $651,423 plus accrued interest was transferred to Equitex 2000, Inc. on August 6, 2001 as a result of the spin-off of the assets and liabilities of Equitex to Equitex 2000 on that date. Since August 6, 2001, and through November 21, 2001, Equitex's president loaned Equitex a total of $64,950. All of these loans are due on demand and carry an interest rate of 10% per annum.

        On August 2, 2001, in exchange for the purchase of certain notes receivable and conversions of debt to equity, Equitex issued a total of 320,450 shares of common stock and 320,450 warrants to purchase common stock at an exercise price of $5.76 per share (110% of the last sale price at close of business on August 2, 2001) to the following:

         o 78,645 shares of common stock and 78,645 warrants for the purchase of $495,510 principal and accrued interest payable from Equitex's subsidiary, Triumph Sports, Inc., to Equitex's president, and corporations in which Equitex's president is a principal;

         o 12,156 shares of common stock and 12,156 warrants for the conversion of $63,695 in principal and accrued interest owed by Equitex to an unaffiliated third party;

         o 78,339 shares of common stock and 78,339 warrants as compensation to Equitex 2000 for costs and expenses incurred by Equitex in connection with the acquisitions of Key Financial Systems, Inc. and Nova Financial Systems, Inc., which were transferred to Equitex 2000 as a result of the spin-off of the assets and liabilities of Equitex to Equitex 2000 on August 6, 2001;

         o 150,038 shares of common stock and 150,038 warrants for the conversion of $786,201 of debt payable by Equitex to Equitex's president consisting of bonuses, salaries and expenses payable;

         o 795 shares of common stock and 795 warrants for the conversion of $4,166 in directors fees payable by Equitex to Russell L. Casement; and

         o 477 shares of common stock and 477 warrants for the conversion of $2,500 in directors fees payable by Equitex to Joseph W. Hovorka.

INDEBTEDNESS OF MANAGEMENT

        In August 1999, Equitex loaned a director, Aaron A. Grunfeld, $180,000. The note bears interest at 9.75% annually, is collateralized by 32,700 shares of Equitex's common stock, and was originally due on November 18, 1999. The note has been extended to December 31, 2001.

        The remaining principal balance due of $100,000 was transferred to Equitex 2000 on August 6, 2001 as a result of the spin-off of the assets and liabilities of Equitex to Equitex 2000 on that date.

                       APPOINTMENT OF INDEPENDENT AUDITORS

        As a result of the Company's recent acquisitions of Key Financial Systems, Inc. and Nova Financial Systems, Inc., the Audit Committee and Board of Directors are evaluating the Company's options with respect to the appointment of an independent auditor for 2001. Therefore, the Company's stockholders are not being asked to ratify the appointment of an independent auditor at this time.

        Gelfond Hochstadt Pangburn, P.C. served as Equitex's auditors for the year ended December 31, 2000. Fees billed by Gelfond Hochstadt Pangburn, P.C. for audit and review services rendered with respect to the year ended December 31, 2000 were $78,800, which includes out-of-pocket costs incurred in connection with these services. All other fees billed by Gelfond Hochstadt Pangburn, P.C. with respect to the year ended December 31, 2000 were $62,800, which includes out-of-pocket costs related to other services of $5,200. These fees were billed for tax services, services related to mergers and acquisitions, and services related to Equitex's filings with the Securities and Exchange Commission. There are no existing direct or indirect understandings or agreements between Equitex and Gelfond Hochstadt Pangburn, P.C. that place a limit on current or future years' audit fees.

        During Equitex's two most recent fiscal years or subsequent interim periods Equitex has not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Equitex's financial statements, or any matter that was the subject of a disagreement or a reportable event.

        The firm of Davis & Co., CPA's, P.C. provided services to Equitex during the year ended December 31, 1999 relating principally to the examination of the financial statements and related reporting which included the annual audit of Equitex's financial statements.

        On August 20, 1999, Equitex dismissed Davis & Co., CPA's, P.C. as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Davis & Co., CPA's, P.C. on Equitex's financial statements for each of the fiscal years ended December 31, 1998 and 1997, or any subsequent interim period. The audit committee of Equitex's board of directors approved the change of accountants and that action was ratified by the board of directors. There were no disagreements with Davis & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

        There were no reportable events, in each case, during either of Equitex's two most recent fiscal years or any subsequent interim period.

        Simultaneously with the dismissal of its former accountants, Equitex approved and engaged Gelfond Hochstadt Pangburn, P.C. to act as its independent certified public accountant as successor to Davis & Co., CPA's, P.C.

VOTES REQUIRED

        A majority of the votes cast at the meeting by stockholders entitled to vote thereon will be required to ratify the appointment of the independent auditors.

                              FINANCIAL INFORMATION

        A copy of Equitex's Annual Report on Form 10-K/A for the year ended December 31, 2000, is being sent to stockholders with this proxy statement.

                                  OTHER MATTERS

        Management of Equitex knows of no other matter which may come before the annual meeting. However, if any additional matters are properly presented at the annual meeting, it is intended that the person named in the enclosed proxy statement, or his substitute, will vote such proxy in accordance with his judgment on such matters.


                              STOCKHOLDER PROPOSALS

        Any stockholder proposing to have any appropriate matter brought before the 2002 Annual Meeting of Stockholders, tentatively scheduled for June 28, 2002, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Thomas B. Olson, Secretary, Equitex, Inc., 7315 East Peakview Avenue, Englewood, Colorado 80111, for receipt no later than March 31, 2002.

                                    EQUITEX, INC.
                                    By Order of the  Board of Directors:

                                    Thomas B. Olson
                                    Secretary

Date: November 26, 2001

--------------------------------------------------------------------------------


                                      PROXY

--------------------------------------------------------------------------------



                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stock-holder of Equitex, Inc. appoints Henry Fong or Thomas B. Olson as attorneys and proxies to attend and vote all of the shares of the common stock of Equitex standing in the name of the undersigned at the 2001 Annual Meeting of Stockholders on December 20, 2001, at 9:00 Mountain Standard Time, and at any postponements or adjournments that may take place:

         1. To elect the following six directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement, Aaron A. Grunfeld, Joseph W. Hovorka, Scott A. Lucas and James
                  P. Welbourn.

                  For all nominees:  _____

                  Withhold authority to vote for all nominee(s): _____

                  Withhold authority to vote for the following nominee(s): _____

         2. To transact such other business as may properly come before the meeting.

         The shares represented by this proxy card will be voted as specified by you. This proxy will be voted in accordance with the discretion of the proxies on any other business.

         Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this proxy properly signed to exercise your right to vote if you choose not do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:____________________                 Signature(s):_________________________


Address, if different from that on label: ____________________________
                                          Street Address
                                          ____________________________
                                          City, State and Zip Code
                                          ____________________________
                                          Number of shares

Please check if you intend to be present at the meeting: ______